Centennial Government Trust

Supplement dated October 16, 2008 to the
Prospectus dated August 23, 2007

This supplement amends the Prospectus of Centennial Government Trust (the “Trust”) dated August 23, 2007 by adding the following:

The Trust’s Board of Trustees has elected for the Trust to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Treasury Department. The Treasury Department has accepted the Trust’s application to participate in the Program and has entered into a Guarantee Agreement with the Trust dated as of September 19, 2008.

Under the Program, shareholders of the Trust as of the close of business on September 19, 2008, may be guaranteed against loss in the event that the Trust’s net asset value falls below $0.995 per share. The Program applies only to shareholders of record as of the close of business on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares of the Trust owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder on the date the Trust’s net asset value falls below $0.995. If the number of shares of the Trust you hold after September 19, 2008, fluctuates during the Program period due to purchases or redemptions of shares, any shares in excess of the amount held as of the close of business on September 19, 2008, will not be covered.

To be entitled to payments under the Program, an investor must have held shares of the Trust on September 19, 2008, and, if the Trust’s net asset value per share were to fall below $0.995 per share during the time period covered by the Program, on that date as well. In addition, the Trust’s Board of Trustees must take prompt action to liquidate the Trust and the Trust must comply with other requirements of the Program. Upon liquidation of the Trust, a covered shareholder would receive the liquidation value per share of the Trust and thereafter would receive a payment for each covered share equal to the shortfall between the liquidation proceeds and $1.00 per share. Guarantee payments to all participants in the Program will not exceed the amount available in the U.S. Government’s Exchange Stabilization Fund at the time of such payments. As of the date of this supplement, the Exchange Stabilization Fund is valued at approximately $50 billion, and there is no commitment by the government to increase that amount if it is depleted by claims.

The Program will exist for an initial three month term from September 19, 2008, through December 18, 2008, and will apply only to claims arising during that period. Following the initial three month term, the Treasury Secretary has the option to renew the Program up to the close of business on September 18, 2009. The Program cannot be extended beyond September 18, 2009. The Trust has paid a fee to participate in the Program’s initial term in the amount equal to 0.01% of the Trust’s net assets as of the close of business on September 19, 2008. Participation in any extension of the Program would require payment of an additional fee. There is no guarantee that the Treasury Department will extend the Program. If the Program is extended, the Board of the Trust will consider whether the Trust should continue to participate. The Trust may or may not elect to participate, or be eligible to participate, in any extension of the Program.

Further information about the Program can be obtained at the web site of the Treasury Department at www.ustreas.gov .

October 16, 2008                                   PS0170.017